Exhibit 10.1
VOTING AGREEMENT
     This VOTING AGREEMENT (this “Agreement”) is made and entered into as of           , 2011 between Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia”), and Acadia Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Acadia (“Merger Sub”), on the one hand, and the undersigned stockholder (“Stockholder”) of PHC, Inc., a Massachusetts corporation (“Pioneer”), on the other hand. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement (as defined below).
W I T N E S S E T H:
     WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of the date hereof, by and among Acadia, Merger Sub, and Pioneer (the “Merger Agreement”), Acadia has agreed to acquire all of the outstanding shares or Pioneer Common Stock pursuant to a statutory merger of Pioneer with and into Merger Sub in which all of the outstanding shares of Pioneer Common Stock will be converted into the right to receive the Merger Consideration;
     WHEREAS, as a condition to the willingness of Acadia and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, Stockholder has agreed to enter into this Agreement; and
     WHEREAS, Stockholder is the record or beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of that number of shares of Pioneer Common Stock set forth on the signature page of this Agreement (the “Shares”) (such Shares, together with any New Shares (as defined in Section 1.2 hereof), being referred to herein as the “Subject Shares”).
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:
     1. Agreement to Retain Subject Shares.
     1.1. Prior to the Expiration Date (as defined below), Stockholder shall not: (a) transfer, assign, sell, gift-over, pledge or otherwise dispose of, or consent to any of the foregoing, any or all of the Subject Shares or any right or interest therein (“Transfer”); (b) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (c) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Subject Shares (other than the proxy contemplated in Section 3 hereof); or (d) deposit any of the Subject Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Subject Shares; provided, however, that Stockholder (and any permitted transferee hereunder) may Transfer any or all of the Subject Shares to such Stockholder’s spouse, descendants (whether natural or adopted) or any trust or other entity controlled by such Stockholder; provided that such permitted transferee provides Acadia and Merger Sub with a written agreement to be bound by the terms of this Agreement and to hold such Subject Shares subject to all terms of this Agreement, in each case, as if it were Stockholder. As used herein, the term “Expiration Date” shall mean the earliest to occur of (x) the Effective Time, (y)

termination of the Merger Agreement in accordance with the terms thereof or (z) the delivery of written notice by Acadia.
     1.2. “New Shares” means:
          (a) any shares of capital stock or voting securities of Pioneer that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (whether through the exercise of any options, warrants or other rights to purchase Pioneer Common Stock or otherwise) after the date of this Agreement and prior to the Expiration Date; and
          (b) any shares of capital stock or voting securities of Pioneer that Stockholder becomes the beneficial owner of as a result of any change in Pioneer Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, reorganization, business combination, consolidation, exchange of shares, or any similar transaction or other change in the capital structure of Pioneer affecting Pioneer Common Stock.
     2. Agreement to Vote Subject Shares and Take Certain Other Action.
     2.1. Prior to the Expiration Date, at every meeting of the stockholders of Pioneer, however called, at which any of the following matters is considered or voted upon, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Pioneer with respect to any of the following matters, Stockholder shall vote or give written consent or, using Stockholder’s best efforts, cause the holder of record to vote or give written consent with respect to the Subject Shares:
          (a) in favor of approval of the Merger Agreement;
          (b) against approval of any proposal made in opposition to or competition with consummation of the Merger and the Merger Agreement, including any Acquisition Proposal (an “Acquisition Transaction”);
          (c) against any transaction of the type described in the definition of “Acquisition Proposal” in the Merger Agreement from any party other than Acadia or an Affiliate of Acadia as contemplated by the Merger Agreement;
          (d) against any other proposal that is intended to, or is reasonably likely to, result in the conditions of Acadia’s or Merger Sub’s obligations under the Merger Agreement not being fulfilled;
          (e) against any amendment of Pioneer’s certificate of incorporation or by-laws that is not requested or expressly approved by Acadia; and
          (f) against any dissolution, liquidation or winding up of Pioneer.
     2.2. Prior to the Expiration Date, Stockholder, as the holder of voting stock of Pioneer, shall be present, in person or by the proxy contemplated in Section 3 hereof, or, using Stockholder’s best efforts attempt to cause the holder of record to be present, in person or by the proxy contemplated in Section 3 hereof, at all meetings of stockholders of Pioneer at which any of the matters referred to in Section 2.1 hereof is to be voted upon so that all Subject Shares are counted for the purposes of determining the presence of a quorum at such meetings.
     2.3. Between the date of this Agreement and the Expiration Date, Stockholder will not, and will not permit any entity under Stockholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14a-1 under the Exchange Act) with respect to an Opposing Proposal (as defined below), (b) initiate a stockholders’ vote with respect to an Opposing Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Pioneer with respect to an Opposing Proposal. For purposes of this Agreement, the term “Opposing Proposal” means any of the actions or proposals described in clauses (b) through (f) of Section 2.1 of this Agreement, along with any proposal or action which would, or could reasonably be expected to, impede, frustrate, prevent, prohibit or discourage any of the transactions contemplated by the Merger Agreement.
     2.4. Between the date of this Agreement and the Expiration Date, Stockholder shall use Stockholder’s commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.
     3. Grant of Irrevocable Proxy Coupled with an Interest.
     3.1. Solely in the event of a failure by Stockholder to act in accordance with Stockholder’s obligations as to voting or executing a written consent pursuant to Section 2.1 of this Agreement, Stockholder hereby revokes any and all other proxies or powers of attorney in respect of any Subject Shares and agrees that during the period commencing on the date hereof until the Expiration Date, Stockholder hereby irrevocably appoints Acadia, Merger Sub or any individual designated by Acadia or Merger Sub as Stockholder’s agent, attorney-in-fact and proxy (with full power of substitution), for and in the name, place and stead of Stockholder, to vote (or cause to be voted) the Subject Shares held beneficially or of record by Stockholder, in the manner set forth in Section 2, at any meeting of the stockholders of Pioneer, however called, or in connection with any written consent of the stockholders of Pioneer.
     3.2. Stockholder hereby affirms that the proxy set forth in this Section 3 is irrevocable, is coupled with an interest, and is granted in consideration of Acadia and Merger Sub entering into the Merger Agreement.
     3.3. The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of Stockholder’s Subject Shares and a vote by Stockholder of Stockholder’s Subject Shares.
     4. No Solicitation, etc. In consideration of Acadia’s and Merger Sub’s significant expenses incurred (and to be incurred) in connection with the Merger, Stockholder agrees that, from the date of this Agreement until the 45th day immediately following the Expiration Date,

Stockholder shall not and shall cause Stockholder’s agents, representatives, advisors, employees, officers and directors, as applicable, not to initiate, solicit, entertain, promote, negotiate, knowingly aid, accept, enter or agree into or discuss, directly or indirectly, any proposal, arrangement, agreement or offer regarding an Acquisition Proposal or Acquisition Transaction (including providing any financing with respect thereto). Stockholder agrees to notify Acadia and Merger Sub promptly upon receipt of any such proposal, offer or indication of interest thereof and shall relate to Acadia the identity of the maker of such proposal, offer or indication of interest as well the terms and nature thereof.
     5. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants and covenants to Acadia as follows:
     5.1. (a) Stockholder is the record or beneficial owner of the Subject Shares; (b) the Subject Shares set forth on the signature page hereto constitute Stockholder’s entire interest in the outstanding capital stock and voting securities of Pioneer as of the date hereof; (c) the Subject Shares are, and will be, at all times up until the Expiration Date, free and clear of any liens, claims, options, charges, security interests, proxies (other than the proxy contemplated pursuant to Section 3 hereof), voting trusts, agreements, rights, understandings or arrangements, or exercise of any rights of a stockholder in respect of the Subject Shares or other encumbrances; (d) Stockholder has voting power and the power of disposition with respect to all of the Subject Shares outstanding on the date hereof, and will have voting power and power of disposition with respect to all of the Subject Shares acquired by Stockholder after the date hereof; and (e) Stockholder’s principal residence or place of business is accurately set forth on the signature page hereto.
     5.2. Stockholder has full power and legal capacity to execute and deliver this Agreement and to comply with and perform Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms. The execution and delivery of this Agreement by Stockholder does not, and the performance of Stockholder’s obligations hereunder will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Subject Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Subject Shares are or will be bound or affected.
     5.3. Stockholder understands and agrees that if Stockholder attempts to transfer, vote or provide any other person with the authority to vote any of the Subject Shares other than in compliance with this Agreement, Pioneer shall not, and Stockholder hereby unconditionally and irrevocably instructs Pioneer to not, (a) permit any such transfer on its books and records, (b) issue a new certificate representing any of the Subject Shares or (c) record such vote unless and until Stockholder shall have complied with the terms of this Agreement.
     6. Representations and Warranties of Acadia and Merger Sub. Acadia and Merger Sub have full power and legal capacity to execute and deliver this Agreement and to comply with and perform their obligations hereunder. This Agreement has been duly and validly executed and delivered by Acadia and Merger Sub and constitutes their valid and binding obligations , enforceable against Acadia and Merger Sub in accordance with its terms. The execution and delivery of this Agreement by Acadia and Merger Sub does not, and the performance of their obligations hereunder will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Acadia or Merger Sub is a party or by which Acadia or Merger Sub are or will be bound or affected.
     7. No Impairment of Rights. Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall limit or restrict Stockholder from voting in Stockholder’s sole discretion on any matter other than the matters referred to in Section 2.1 hereof.
     8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, this Agreement shall automatically be deemed to be modified so as to effect the original intent of the parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
     9. Binding Effect and Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any party without the prior written consent of the other party; provided, however, Acadia may, in its sole discretion, assign its rights and obligations hereunder to any Affiliate of Acadia. Any assignment in violation of the preceding sentence shall be void. Subject to the two preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
     10. Amendment and Modification. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.
     11. Specific Performance; Injunctive Relief. The parties hereto acknowledge that Acadia will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of any Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Acadia upon any such violation, Acadia shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Acadia at law or in equity and Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

     12. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, via facsimile (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
          If to Stockholder, at the address set forth below on Stockholder’s signature page at the end hereof with a copy (which shall not constitute notice) to:
_______________________
Attn: __________________
Facsimile No.: ___________
          If to Acadia or Merger Sub, to:
Acadia Healthcare Company, Inc.
725 Cool Springs Blvd., Suite 600
Franklin, TN 37067
Facsimile No:
Attention: Chris Howard
          with a copy to:
Acadia Healthcare Holdings, LLC
c/o Waud Capital Partners, LLC
300 North LaSalle Street — Suite 4900
Chicago, Illinois 60654
Attention:  Reeve B. Waud
                  Charles E. Edwards
          with a copy to:
Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, Illinois 60654
Facsimile No: (312) 862-2000
Attention: Richard W. Porter, P.C.
      Carol Anne Huff
or to such other address as any party hereto may designate for itself by notice given as herein provided.
     13. Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement.
     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the law of the Commonwealth of Massachusetts is mandatorily applicable.

     15. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
     16. Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any Person other than the parties any rights or remedies.
     17. Counterpart. This Agreement may be executed by facsimile signature and in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
     18. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.
[Signature page follows]

     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be executed and delivered as of the date first above written.

ACADIA HEALTHCARE COMPANY, INC.
By:
Name:
Title:

MERGER SUB
By:
Name:
Title:

Signature:	STOCKHOLDER
By:
Name:
Title:

Street Address:

City, State and Zip:

Facsimile Number:

Subject Shares owned on the date hereof:
____________ shares of Pioneer Class A Common Stock
____________ shares of Pioneer Class B Common Stock
____________ shares of Pioneer Class A Common Stock issuable upon the exercise of outstanding options, warrants or other rights.